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                                                                     EXHIBIT 1


                    SPECIMEN FORM OF COMMON STOCK CERTIFICATE









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COUNTERSIGNED AND REGISTERED:                     TRANSFER AGENT AND REGISTRAR
CONTINENTAL STOCK TRANSFER & TRUST COMPANY
30 Montgomery Street
Jersey City, New Jersey 07302
BY                                                AUTHORIZED SIGNATURE





                        [BLUE RIVER BANCSHARS, INC. LOGO]
               INCORPORATED UNDER THE LAWS OF THE STATE OF INDIANA


NUMBER                                     SHARES
BRC
                                           CUSIP 09602P 10 7
                                           SEE REVERSE FOR CERTAIN RESTRICTIONS


THIS CERTIFIES THAT




Is the record holder of



             FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK OF

                           BLUE RIVER BANCSHARES, INC.

transferable only on the books of the Corporation by the holders hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

         WITNESS the facsimile signatures of its duly authorized officers.

Dated:


  /s/ D. WARREN ROBISON                                  /s/ ROBERT C. REED
      Secretary                                          President




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                           BLUE RIVER BANCSHARES, INC.

A summary of the designations, relative rights, preferences and limitations applicable to each class and series of shares of the Corporation, and of the authority of the Board of Directors to determine variations in rights, preferences, and limitations for future series of shares, will be furnished by the Corporation to any stockholder on request and without charge.






       The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full accordance to applicable laws or regulations:

       TEN COM - as tenants in common            UNIF GIFT ACT - _____ Custodian ______
       TEN ENT - as tenants by the entireties                    (Cust)         (Minor)
       JT TEN -  as joint tenants with right     under Uniform Gifts to Minors
                 of survivorship and not as      Act_______________
                 tenants in common                      (State)


       Additional abbreviations may also be used though not in above list.


For Value Received, ______________________ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
 IDENTIFYING NUMBER OF ASSIGNEE

- -----------------------------------

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PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
ASSIGNEE(S)
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of the Shares of capital stock represented by the within Certificate and do(es)
hereby irrevocably constitute and appoint _________________________ Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.



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Dated___________________
                                                 -------------------------------

                                                 -------------------------------
                                                 Note: The signature to this
                                                 assignment must correspond with
                                                 the name written upon the face
                                                 of this Certificate in every
                                                 particular, without alteration
                                                 or any change whatever.

Signature(s) Guaranteed:                         Signature must be guaranteed.


BY_________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.